Exhibit 99.1

NOTE GUARANTY INSURANCE POLICY

INSURED                                                                                                               Policy No:  [     ]

OBLIGATIONS:

KEYCORP STUDENT LOAN TRUST 2002-A

$134,000,000 Class II-A-1 Floating Rate, Asset-Backed Notes,

$554,000,000 Class II-A-2 Floating Rate, Asset-Backed Notes

EFFECTIVE DATE:

September [  ], 2002

Ambac Assurance Corporation (the “Securities Insurer”), in consideration of the payment of the premium and subject to the terms of this Note Guaranty Insurance Policy (this “Policy”), hereby unconditionally and irrevocably guarantees to pay JPMorgan Chase Bank (the "Trustee") for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment, for distribution by the Trustee or the Paying Agent to each Holder of each Holder’s proportionate share of the Insured Payment.  The Securities Insurer’s obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee or the Paying Agent, whether or not such funds are properly applied by the Trustee or the Paying Agent.  Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Insured Obligations (including any early redemption), unless such acceleration under the Policy is at the sole option of the Securities Insurer.  The Insured Payments do not include and this Policy does not insure any distributions of any principal amounts to Holders paid in connection with a redemption of the Insured Obligations other than the Outstanding Principal Amount, with respect to each Class of Insured Obligations due and unpaid on the Final Maturity Date with respect to each such Class of Insured Obligations.  In addition, this Policy does not insure against losses suffered as a result of a Holder’s inability to sell Insured Obligations.

Notwithstanding the foregoing paragraph, this Policy does not cover (a) premiums, if any, payable in respect of any Group II Notes, (b) shortfalls, if any, attributable to the liability of the Issuer or the Trustee or Holder for withholding taxes, if any (including interest and penalties in respect of any such liability), (c) payments of any related Noteholders’ Interest Index Carryover, (d) any obligations of the Cap Provider under the Group II Interest Rate Cap, (e) any obligations of the Swap Counterparty under the Group II Interest Rate Swap and (f) any risk other than Nonpayment, including the failure of the Trustee or the Paying Agent to make any disbursements required under the Agreement to any Holder or the Trustee or the Paying Agent to remit funds to any other party.

This Policy will only cover the Class II-A-1 Notes and the Class II-A-2 Notes and shall only be for the benefit the Group II Noteholders. The holders of any Class of the Group I Notes shall have no rights nor be entitled to any benefits of this Policy.

The Securities Insurer will pay any Insured Payment that is a Preference Amount on the later of (a) the second Business Day next following the Business Day on which the Securities Insurer shall have received the items referred to in clauses (i), (ii), (iii), (iv) and (v) below and (b) the date set forth in the Order  (as defined herein), upon receipt of (i) a certified copy of the final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee, or Holder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or Holder (the “Order”), (ii) an opinion of counsel satisfactory to the Securities Insurer that such Order has been entered and is final and not subject to appeal or stay, (iii) an assignment in such form as is required by the Securities Insurer, duly executed and delivered by the Trustee or Holder, as applicable, irrevocably assigning to the Securities Insurer all rights and claims of the Trustee or Holder, as applicable, relating to or arising under the Insured Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment, (iv) appropriate instruments to effect the appointment of the Securities Insurer as agent for such Holder or Trustee, as applicable, in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Securities Insurer and (v) a Notice appropriately completed and executed by the Trustee; provided that if such documents are received after 12:00 p.m., New York City time, on such Business Day, they shall be deemed to be received on the following Business Day; provided, further, that the Securities Insurer shall not be obligated to make any payment in respect of any Preference Amount representing a payment of principal of the Insured Obligations prior to the time the Securities Insurer would have been required to make a payment in respect of such principal pursuant to the first paragraph hereof.  Such payments shall be disbursed to the court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order of the court exercising jurisdiction on behalf of the Trustee or Holder, as applicable, and not to the Trustee or any Holder, as applicable, directly unless the Trustee or such Holder, as applicable, has returned principal or interest paid on the Insured Obligations to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Trustee on behalf of the Holder, subject to delivery of (a) the items referred to in clauses (i), (ii), (iii), (iv) and (v) above to the Securities Insurer and (b) evidence satisfactory to the Securities Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in such Order.

The Securities Insurer will pay any other amount payable hereunder no later than 12:00 p.m., New York City time, on the later of the Distribution Date or the Final Maturity Date, as applicable, on which the related Insured Amount is due or the third Business Day following receipt by the Securities Insurer in New York, New York on a Business Day by the Securities Insurer of a Notice (as described below); provided that if such Notice is received after 12:00 p.m., New York City time, on such Business Day, it shall be deemed to be received on the following Business Day.  If any such Notice received by the Securities Insurer is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Securities Insurer for purposes of this paragraph, and the Securities Insurer shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Securities Insurer to the Trustee on behalf of the Holders by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee or the Paying Agent for the payment of such Insured Payment and legally available therefor.

The Securities Insurer shall be subrogated to the rights of each Holder to receive payments under the Insured Obligations to the extent of any payment by the Securities Insurer under this Policy.

As used herein, the following terms shall have the following meanings:

“Agreement” means the Indenture, dated as of September 1, 2002 by and between the Issuer and the Trustee, without regard to any amendment, supplement or modification thereto, unless such amendment or supplement has been approved in writing by the Securities Insurer.

“Business Day” means any day other than (a) a Saturday or a Sunday, (b) a day on which the Securities Insurer is closed or (c) a day on which banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

“Class II-A-1 Note” means a Floating Rate Class II-A-1 Asset Backed Note issued pursuant to the Agreement.

“Class II-A-1 Notes Final Maturity Date” means May 28, 2013.

“Class II-A-1 Initial Invested Amount” means the aggregate initial principal amount the Class II-A-1 Notes, which is $134,000,000.

“Class II-A-1 Outstanding Principal Amount” means as of any date of determination, an amount equal to the Class II-A-1 Initial Invested Amount minus the aggregate principal amount of the Class II-A-1 Notes which has been redeemed or otherwise repaid pursuant to terms of the Agreement on or prior to such date.

“Class II-A-2 Note” means a Floating Rate Class II-A-2 Asset Backed Note issued pursuant to the Agreement.

“Class II-A-2 Notes Final Maturity Date” means August 27, 2031.

“Class II-A-2 Initial Invested Amount” means the aggregate initial principal amount the Class II-A-2 Notes, which is $554,000,000.

“Class II-A-2 Outstanding Principal Amount” means as of any date of determination, an amount equal to the Class II-A-2 Initial Invested Amount minus the aggregate principal amount of the Class II-A-2 Notes which has been redeemed or otherwise repaid pursuant to terms of the Agreement on or prior to such date.

“Deficiency Amount” means (a) as of any Distribution Date, the excess, if any, of (1) the Noteholders' Interest Distribution Amount for the Group II Notes on such Distribution Date, over (2) Group II Available Funds for such Distribution Date after giving effect to the payment of the related Master Servicing Fee, the Administration Fee allocated to the Group II Notes and all amounts due to the Securities Insurer for such Distribution Date, plus the application of any amounts available on such Distribution Date to cover such payments from amounts on deposit in the Group II Reserve Account and the Group II Pre-Funding Accounts, and (b) on either the Class II-A-1 Notes Final Maturity Date or the Class II-A-2 Notes Final Maturity Date, the Class II-A-1 Outstanding Principal Amount, in the case of the Class II-A-1 Notes Final Maturity Date, or the Class II-A-2 Outstanding Principal Amount, in the case of the Class II-A-2 Notes Final Maturity Date, in each case after giving effect to any distributions on such date and the application of any amounts available on such Distribution Date to cover such payments from amounts on deposit in the Group II Reserve Account.

“Distribution Date” means, with respect to each Collection Period, the twenty-seventh day of each March, June, September and December or, if such day is not a Business Day, the immediately following Business Day, commencing on December 27, 2002.

“Due for Payment” means, with respect to any Insured Amounts, such amount that is due and payable under the Agreement on the related Distribution Date or Final Maturity Date, as applicable.

“Final Maturity Date” means, with respect to any Class of Insured Obligations, the Class II-A-1 Notes Final Maturity Date or the Class II-A-2 Notes Final Maturity Date as the context may require.

“Group II Notes” means the Class II-A-1 Notes and Class II-A-2 Notes as applicable.

“Holder” means each registered owner or beneficial owner of any Group II Note (other than the Administrator, the Depositor, the Eligible Lender Trustee, the Issuer, the Master Servicer, the Sellers, the Trustee or any Sub-Servicer or any of their affiliates, respectively) who, on the applicable Distribution Date, is entitled under the terms of the applicable Group II Note to payment thereunder.

“Insured Amounts” means, with respect to any Distribution Date and any Final Maturity Date, as applicable, an amount equal to the Deficiency Amount for such Distribution Date and Final Maturity Date, as applicable.

“Insured Payment” means, with respect to any Distribution Date and any Final Maturity Date, the aggregate amount paid by the Securities Insurer to the Trustee in respect of (i) Insured Amounts for such Distribution Date or Final Maturity Date and (ii) Preference Amounts for any given Business Day.

“Issuer” means KeyCorp Student Loan Trust 2002-A.

“Nonpayment” means, with respect to any Distribution Date or Final Maturity Date, as applicable, an Insured Amount which is Due for Payment but has not been and will not be paid in respect of such Distribution Date or Final Maturity Date pursuant to the Agreement.

“Notice” means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail from the Trustee to the Securities Insurer specifying the Insured Amount which shall be due and owing on the applicable Distribution Date or Final Maturity Date.

“Outstanding Principal Amount” means, with respect to the Final Maturity Date for any Class of Insured Obligations, the Class II-A-1 Outstanding Principal Amount or the Class II-A-2 Outstanding Principal Amount, as the context may require, as of such Final Maturity Date.

“Preference Amount” means any payment of principal or interest on any Class of Insured Obligations which has become Due for Payment, the nonpayment of which would have been covered by the Policy, which is made to a Holder by or on behalf of the Issuer which has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code (11 U.S.C.) in accordance with a final, non-appealable order of a court of competent jurisdiction.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Securities Insurer.

Any notice hereunder or service of process on the Insurer may be made at the address listed below or such other address as the Securities Insurer shall specify in writing to the Trustee

The notice address of Ambac Assurance Corporation is One State Street Plaza, New York, New York 10004, Attention:  General Counsel, telephone number (212) 668-0340, or such other address as the Securities Insurer shall specify to the Trustee in writing.

This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

THE INSURANCE PROVIDED BY THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

This Policy is not cancelable for any reason.  The premium on this Policy is not refundable for any reason including payment of the Insured Obligations, or provision being made for payment, prior to maturity of the Insured Obligations.

No waiver or any rights or powers of the Securities Insurer, the Holders or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

IN WITNESS WHEREOF, the Securities Insurer has caused this Policy to be executed this [   ]th day of September, 2002.

AMBAC ASSURANCE CORPORATION

Attest:                                                                    By:

  Name:                                                                     Name:

  Title:                                                                        Title:

EXHIBIT A

TO NOTE GUARANTY INSURANCE POLICY
NUMBER: [     ]

NOTICE UNDER NOTE GUARANTY
INSURANCE POLICY NUMBER: [         ]

Ambac Assurance Corporation
One State Street Plaza
New York, NY 10004
Attention:  General Counsel

The undersigned individual, a duly authorized officer of JPMorgan Chase Bank, as trustee (the “Trustee”), hereby certifies to Ambac Assurance Corporation (“Ambac”), with reference to Note Guaranty Insurance Policy Number: [          ] (the “Policy”) issued by Ambac in respect of:  The KeyCorp Student Loan Trust 2002-A, $134,000,000 Class II-A-1 Floating Rate, Asset-Backed Notes and $554,000,000 Class II-A-2 Floating Rate, Asset-Backed Notes (the “Insured Obligations”), that:

The Trustee is the Trustee under the Indenture, dated as of September 1, 2002 (the "Indenture") by and among the Issuer and the Trustee, without regard to any amendment, supplement or modification thereto, unless such amendment or supplement has been approved in writing by the Securities Insurer;

the Deficiency Amount for the Distribution Date or Final Maturity  Date, as applicable, occurring on          (the “Applicable Distribution Date”) is $           (the “Deficiency Amount”);

the amount previously distributed by the Issuer on the Insured Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final non-appealable order of a court having competent jurisdiction is $              (the “Preference Amount”);

the total Insured Payment due is $          , which amount equals the sum of the Deficiency Amount and the Preference Amount;

the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (ii) above to be applied to the payment of the Deficiency Amount for the Applicable Distribution Date or Final Maturity Date in accordance with the Indenture and for the dollar amount of the Insured Payment set forth in (iii) above to be applied to the payment of any Preference Amount;

the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:  [TRUSTEE’S ACCOUNT]; and

The Trustee hereby certifies and agrees that, following receipt of the Insured Payment from the Securities Insurer, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment to the Holders of the Insured Obligations when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the [Group II Collection Account Sub-account], as applicable and not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to the Insured Obligations and the corresponding claim on the Policy and proceeds thereof.

Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice under the Policy as of the [__] day of [_________], [_____].

[                                             ], as Trustee

By:

Name:

Title: